UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

LOTON, CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective as of May 10, 2016 (the “Effective Date”), the Board of Directors (the “Board”) of Loton, Corp., a Nevada corporation (the “Company”), dismissed Li and Company, PC (“Li and Company”) as the Company’s independent registered accounting firm and engaged Weinberg & Company, P.A. to serve as the Company’s independent registered accounting firm effective as of the same date. As the Company does not have an audit committee, the decision to change principal accountants was approved by the Board and was made as the Company was notified by Li and Company that Li and Company is contemplating to exit the business of audit of public companies.

None of the reports of Li and Company on the Company’s financial statements for the fiscal years ended March 31, 2015 and 2014, or the fiscal year ended March 31, 2016 (provided that Li and Company has not yet audited or began to audit the Company’s financial statements for the fiscal year ended March 31, 2016) contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Annual Reports on Form 10-K for the fiscal years ended March 31, 2015 and 2014, filed with the Securities and Exchange Commission (the “SEC”), included a going concern qualification in the report of Li and Company. During the Company’s two most recent fiscal years ended March 31, 2016 and 2015 and during the subsequent interim period preceding the date of Li and Company’s dismissal, there were no disagreements with Li and Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Li and Company, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided Li and Company, with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”) and has requested that Li and Company, furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the letter from Li and Company, dated May 11, 2016, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years ended March 31, 2016 and 2015 and through the Effective Date, neither the Company nor anyone acting on its behalf consulted with Weinberg & Company, P.A. (“Weinberg”) regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Li and Company, PC addressed to the Securities and Exchange Commission (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTON, CORP.

/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Executive Chairman and President

Date: May 13, 2016